                          EXHIBIT 10.20

             [letterhead of U.S. Trust Corporation]




January 25, 1994

Mr. H. Marshall Schwarz
1120 Park Avenue
Apartment 6A
New York, NY  10128

Dear Marshall:

The purpose of this letter is to amend and restate the letter agreement between you and United States Trust Company of New York (the "Trust Company") dated May 26, 1992 (the "Prior Agreement"), which sets forth the terms and conditions under which you were to be provided a supplemental retirement benefit (the "Supplemental Pension") to reflect U.S. Trust Corporation's (the "Corpor-ation's") assumption of, and becoming solely responsible for, all liabilities and obligations of the Trust Company with respect to the Supplemental Pension and changes in certain other provisions of the Prior Agreement.

Upon your acknowledgment of and agreement to this Amendment and Restatement as provided on the last page hereof, this letter agreement (the "Agreement") shall supersede and replace, in its entirety, the prior agreement, and the Supplemental Pension shall be provided on the terms and conditions set forth below. All capitalized terms not otherwise defined herein shall have the same meaning as is given to them in the Employees' Retirement Plan of United States Trust Company of New York and Affiliated Companies (the "Retirement Plan").

          (1) The Supplemental Pension shall be equal to the Pension that you would have been entitled to receive under the Retirement Plan upon retirement on your Normal Retirement Date calculated as if:

          (A) you had been a Member of the Retirement Plan for an uninterrupted period beginning on February 6, 1967 (the
"Starting Date"), and ending on December 1, 2001 (your "Normal
Retirement Date");

          (B) your Credited Service in fact equalled the maximum number of units of Credited Service that could be credited for such uninterrupted period under the Retirement plan as now in effect or, if greater, as in effect on the date of your termination ("Maximum Units of Service");

          (C) the provisions of Sections 401 (a)(17) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Maximum Pension Limitations of Paragraph G of Article VII (or any successor provision) of the Retirement Plan were inapplicable; and

          (D) you had elected, with the consent of your spouse to the extent required by the terms of the Retirement Plan or applicable law, the normal form of Pension payable to a retired Member only during his lifetime pursuant to Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan; such amount to be reduced (but not below zero) by the sum of the annual amounts that you are in fact entitled to receive on your retirement on your Normal Retirement Date (i) from the Retirement Plan, (ii) from the Benefit Equalization Plan of U.S. Trust Corporation or any similar pension or executive benefit plan of the Corporation or any of its affiliated companies (all such plans are hereinafter collectively referred to as the "Benefit Equalization Plan") to the extent that any such amount is attributable to the Retirement Plan, and (iii) from any qualified defined benefit plan in which you participated during any previous employment (the "Prior Plans"). For purposes of determining the amount of the reduction required under the preceding sentence, if any amount described in clause (i), (ii) or (iii) thereof, is not in fact payable in the same form as specified in Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, such amount shall be converted into an amount that is of Equivalent Actuarial Value (as defined in the Retirement Plan) to such amount if such amount were payable in the form specified in Option 4.

          (2) Notwithstanding the method of calculation described above, you may elect, with the consent of the Compensation and Benefit Committee of the Board of Directors (the "Committee"), to have such amount paid on an actuarially equivalent basis under any of the optional forms of Pension then available under Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, using the same factors as are prescribed under the Retirement Plan for determining actuarial equivalence. Any such election must be made at least two years

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
prior to your Normal Retirement Date.

          (3) Except as provided in Paragraph 5 below, the Supplemental Pension shall not be payable to you prior to your Normal Retirement Date or, if later, the effective date of your termination of employment with the Corporation or any of its affiliated companies.

          (4) Notwithstanding any other provision of the Agreement, no Supplemental Pension shall be payable hereunder except as provided in Paragraphs 5 and 6 below if prior to your Normal Retirement Date your employment with the Corporation or any of its affiliated companies is terminated for any reason other than disability.

          (5)  In the event of your death prior to the
commencement of the Supplemental Pension, while you are employed by the Corporation or any of its affiliated companies and a Member of the Retirement Plan, there shall be paid to your surviving spouse (if any) an amount equal to (A) the Spouse's Preretirement Survivorship Pension which would have been paid to your surviving spouse, based on your Maximum Units of Service, if you (i) had satisfied the Retirement Plan's requirements for payment of a Spouse's Preretirement Survivorship Pension, (ii) had been a Member of the Retirement Plan for an uninterrupted period beginning on the Starting Date and ending on the date of your death or, if your date of death is on or after the date of a "change in control," ending on the date which would have been your Normal Retirement Date if you had not died and had remained in the employ of the Corporation or any of its affiliated companies until your Normal Retirement Date, and (iii) had not waived such coverage, reduced (but not below zero) by (B) the sum of any amounts actually payable to your surviving spouse under
(i) the Retirement Plan, (ii) the Benefit Equalization Plan and
(iii) the Prior Plans, or, if greater, by (C) the sum of any amounts which would have been payable under the plans referred to in clause (B) if you had not waived any preretirement survivor benefit under such plans and, with regard to the Prior Plans, you had elected a 50 percent joint and survivor annuity. The amount so payable to your surviving spouse under this Paragraph 5 shall be paid to her in the same form as the Spouse's Preretirement Survivorship Pension is payable to her under the Retirement Plan, with payments commencing at the earliest date as of which she could elect under the Retirement Plan to receive the Spouse's Preretirement Survivorship Pension, whether or not she makes any such election. If any amount payable to your surviving spouse

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
under any plan referred to in clause (B) hereof is to be paid in a form, or if payment of such amount is to commence at a date, other than the form or commencement date applicable to the payments to be made to your surviving spouse under this Paragraph 5, the reduction required under clause (B) or clause (C) hereof with respect to the amount so payable shall be determined by converting such amount to an amount that is of Equivalent Actuarial Value to the amount that would be payable to your surviving spouse under such plan if payment thereof were to be made in the same form, and were to commence as of the same date, as the form and commencement date specified herein for the payments that are to be made to your surviving spouse pursuant to this Paragraph 5.

          (6) In the event of your "involuntary termination" following a "change in control", the Supplemental Pension benefit provided for you hereunder shall be paid to you in a single cash lump sum, within 30 days after the date of your "involuntary termination". The amount so payable to you shall be equal to the single lump sum amount that is of Equivalent Actuarial Value to the Supplemental Pension that would have been payable to you at your Normal Retirement Date under Paragraph (1) above if you had remained in the employ of the Corporation or any of its affiliated companies through your Normal Retirement Date at an annual rate of Compensation equal to the annual rate of your Compensation in effect immediately prior to your "involuntary termination" or, if your "involuntary termination" occurs following a reduction of your salary under Paragraph (7)(ii) below, the annual rate of your Compensation in effect immediately prior to such reduction of your salary. For this purpose, the single lump sum amount that is of Equivalent Actuarial Value to your Supplemental Pension shall be determined using the conversion factors that were in effect under the Retirement Plan on July 24, 1990. Notwithstanding the foregoing, the amount so payable to you under this Paragraph (6) shall be subject to reduction as required under the "excess Parachute payment cutback" provisions of Section 7(c) of the 1990 Change in Control and Severance Policy for Top Tier Officers of United States Trust Company of New York and Affiliated Companies.

          (7) The term "involuntary termination" as used in the Agreement means the termination of your employment with the Corporation or any of its affiliated companies (i) by the Corporation or any of its affiliated companies or (ii) by you after any reduction in your salary, any change in location of your place of employment to a location outside the Borough of

Manhattan without your consent, a material decrease in your responsibilities with respect to the business of the Corporation or any of its affiliated companies, or any other material adverse change in the conditions of your employment by the Corporation or any of its affiliated companies.

          (8) The term "change in control" as used in the Agreement means that:

          (A)  20% or more of the common shares of the
Corporation has been acquired by any person (as defined by Section 3 (a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation;

          (B) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving corporation is held by persons other than former shareholders of the Corporation; or

          (C)  20% or more of the directors elected by
shareholders to the Board of Directors of the Corporation are persons who were not nominated in the most recent proxy statement of the Corporation.

          (9) Notwithstanding any other provision of the Agreement, no amounts shall become payable pursuant to Paragraph 6 above to the extent that the Board of Directors otherwise directs by resolution adopted prior to the change in control, or not later than 45 days after the change in control (if the percentage of common shares acquired or directors appointed under
(A) or (C) of the definition of change in control shall be at least 20% but less than 25%). Any resolution of the Board of Directors adopted in accordance with the provisions of this Paragraph directing that such amounts not become payable may be rescinded or countermanded at any time with or without retroactive effect. Notwithstanding the foregoing, any resolution of the Board of Directors directing that amounts otherwise payable under Paragraph 6 above shall not become payable, and any resolution of the Board of Directors rescinding or countermanding any such resolution, shall be given effect for purposes of this Agreement only if, at the time the Board of Directors adopts such resolution or rescinding resolution, it also adopts, or has previously adopted, a similar resolution with respect to the Change in Control Benefits payable to participants under each other Change in Control Plan maintained by the Corporation or any of its affiliated companies. For this purpose, the terms "Change

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
in Control Benefits" and "Change in Control Plans" shall have the same meaning as assigned to such terms under the 1990 Change in Control and Severance Policy for Top Tier Officers of United
States Trust Company of New York and Affiliated Companies.

          (10) In the event of a change in control, all powers of the Committee under the Agreement shall thereafter be exercised solely by the Committee as it was constituted immediately prior to the change in control.

          (11)  The determination of the amount of the
Supplemental Pension payable and of the amount of all benefit offsets described herein shall be made by the Committee in its sole discretion and any determination or interpretation of the Committee shall be final, binding and conclusive on all persons. You shall furnish, or take whatever steps are necessary to permit you to furnish, the Committee with all information that is reasonably requested by it to enable it to make such determination. Except as otherwise provided in Paragraph 6, if, notwithstanding any election that you might have made, payment of any benefit offsets described in Paragraph 1 could not have commenced on the date payment of your Supplemental Pension under Paragraph 1 is to commence, such benefit offsets shall be taken into account on the earliest date on which payment of such benefit offsets could have commenced.

          (12) All Supplemental Pension payments shall be paid in cash from the general funds of the Corporation, and no special or separate fund shall be established, and no segregation of assets shall be made, to assure payment of such Supplemental Pension. You shall have the status of a general unsecured creditor of the Corporation with respect to your right to receive any payment under the Agreement. The Agreement shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Agreement be treated as unfunded for tax purposes, as well as for purposes of Title I of ERISA. Nothing in the Agreement shall preclude the Corporation from establishing and funding a "rabbi trust" to provide for the payment of benefits under the Agreement.

          (13) No Supplemental Pension payable under the Agreement shall be deemed salary or other compensation to you for the purpose of computing benefits to which you may be entitled under the Retirement Plan, the Employees' Profit-Sharing Plan or any other plan or arrangement maintained by the Corporation or any of its affiliated companies for the benefit of its employees.

          (14) The Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns and you, your designees and your estate. Your rights to payments under the Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, incumbrance, attachment, or garnishment by your creditors or those of your Beneficiary.

          (15) The Agreement is not an employment agreement and nothing contained herein shall give you any right or claim to be retained in the employ of the Corporation or any of its affiliated companies, or shall obligate the Corporation or any of its affiliated companies to continue your employment.

          (16) The Corporation may withhold from any Supple-mental Pension or other Payments otherwise required to be made under the Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

          (17) The Agreement supersedes and replaces all prior agreements between you and the Corporation and any of its affiliated companies with respect to the subject matter hereof. I have been authorized to executive the Agreement on behalf of the Corporation. Please acknowledge your agreement to be bound by the terms and conditions of the Agreement by signing the enclosed copy of the Agreement and returning it to me.



__________________________________
     Philip L. Smith, Chairman
Compensation and Benefits Committee



Acknowledged and Agreed to the

________ day of _____________ 1994


____________________________________

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
             [letterhead of U.S. Trust Corporation]




January 25, 1994

Mr. Jeffrey S. Maurer
10 Clover Drive
Great Neck, NY  11021

Dear Jeff:

The purpose of this letter is to amend and restate the letter agreement between you and United States Trust Company of New York (the "Trust Company") dated May 26, 1992 (the "Prior Agreement"), which sets forth the terms and conditions under which you were to be provided a supplemental retirement benefit (the "Supplemental Pension") to reflect U.S. Trust Corporation's (the "Corpor-ation's") assumption of, and becoming solely responsible for, all liabilities and obligations of the Trust Company with respect to the Supplemental Pension and changes in certain other provisions of the Prior Agreement.

Upon your acknowledgment of and agreement to this Amendment and Restatement as provided on the last page hereof, this letter agreement (the "Agreement") shall supersede and replace, in its entirety, the prior agreement, and the Supplemental Pension shall be provided on the terms and conditions set forth below. All capitalized terms not otherwise defined herein shall have the same meaning as is given to them in the Employees' Retirement Plan of United States Trust Company of New York and Affiliated Companies (the "Retirement Plan").

          (1) The Supplemental Pension shall be equal to the Pension that you would have been entitled to receive under the Retirement Plan upon retirement on your Normal Retirement Date calculated as if:

          (A) you had been a Member of the Retirement Plan for an uninterrupted period beginning on June 8, 1970 (the "Starting
Date"), and ending on August 1, 2012 (your "Normal Retirement
Date");

          (B) your Credited Service in fact equalled the maximum number of units of Credited Service that could be credited for such uninterrupted period under the Retirement plan as now in effect or, if greater, as in effect on the date of your termination ("Maximum Units of Service");

          (C) the provisions of Sections 401 (a)(17) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Maximum Pension Limitations of Paragraph G of Article VII (or any successor provision) of the Retirement Plan were inapplicable; and

          (D) you had elected, with the consent of your spouse to the extent required by the terms of the Retirement Plan or applicable law, the normal form of Pension payable to a retired Member only during his lifetime pursuant to Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan; such amount to be reduced (but not below zero) by the sum of the annual amounts that you are in fact entitled to receive on your retirement on your Normal Retirement Date (i) from the Retirement Plan, (ii) from the Benefit Equalization Plan of U.S. Trust Corporation or any similar pension or executive benefit plan of the Corporation or any of its affiliated companies (all such plans are hereinafter collectively referred to as the "Benefit Equalization Plan") to the extent that any such amount is attributable to the Retirement Plan, and (iii) from any qualified defined benefit plan in which you participated during any previous employment (the "Prior Plans"). For purposes of determining the amount of the reduction required under the preceding sentence, if any amount described in clause (i), (ii) or (iii) thereof, is not in fact payable in the same form as specified in Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, such amount shall be converted into an amount that is of Equivalent Actuarial Value (as defined in the Retirement Plan) to such amount if such amount were payable in the form specified in Option 4.

          (2) Notwithstanding the method of calculation described above, you may elect, with the consent of the Compensation and Benefit Committee of the Board of Directors (the "Committee"), to have such amount paid on an actuarially equivalent basis under any of the optional forms of Pension then available under Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, using the same factors as are prescribed under the Retirement Plan for determining actuarial equivalence. Any such election must be made at least two years prior to your Normal Retirement Date.

          (3) Except as provided in Paragraph 5 below, the Supplemental Pension shall not be payable to you prior to your Normal Retirement Date or, if later, the effective date of your termination of employment with the Corporation or any of its affiliated companies.

          (4) Notwithstanding any other provision of the Agreement, no Supplemental Pension shall be payable hereunder except as provided in Paragraphs 5 and 6 below if prior to your Normal Retirement Date your employment with the Corporation or any of its affiliated companies is terminated for any reason other than disability.

          (5)  In the event of your death prior to the
commencement of the Supplemental Pension, while you are employed by the Corporation or any of its affiliated companies and a Member of the Retirement Plan, there shall be paid to your surviving spouse (if any) an amount equal to (A) the Spouse's Preretirement Survivorship Pension which would have been paid to your surviving spouse, based on your Maximum Units of Service, if you (i) had satisfied the Retirement Plan's requirements for payment of a Spouse's Preretirement Survivorship Pension, (ii) had been a Member of the Retirement Plan for an uninterrupted period beginning on the Starting Date and ending on the date of your death or, if your date of death is on or after the date of a "change in control," ending on the date which would have been your Normal Retirement Date if you had not died and had remained in the employ of the Corporation or any of its affiliated companies until your Normal Retirement Date, and (iii) had not waived such coverage, reduced (but not below zero) by (B) the sum of any amounts actually payable to your surviving spouse under
(i) the Retirement Plan, (ii) the Benefit Equalization Plan and
(iii) the Prior Plans, or, if greater, by (C) the sum of any amounts which would have been payable under the plans referred to in clause (B) if you had not waived any preretirement survivor benefit under such plans and, with regard to the Prior Plans, you had elected a 50 percent joint and survivor annuity. The amount so payable to your surviving spouse under this Paragraph 5 shall be paid to her in the same form as the Spouse's Preretirement Survivorship Pension is payable to her under the Retirement Plan, with payments commencing at the earliest date as of which she could elect under the Retirement Plan to receive the Spouse's Preretirement Survivorship Pension, whether or not she makes any such election. If any amount payable to your surviving spouse under any plan referred to in clause (B) hereof is to be paid in a form, or if payment of such amount is to commence at a date,

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
other than the form or commencement date applicable to the payments to be made to your surviving spouse under this Paragraph 5, the reduction required under clause (B) or clause (C) hereof with respect to the amount so payable shall be determined by converting such amount to an amount that is of Equivalent Actuarial Value to the amount that would be payable to your surviving spouse under such plan if payment thereof were to be made in the same form, and were to commence as of the same date, as the form and commencement date specified herein for the payments that are to be made to your surviving spouse pursuant to this Paragraph 5.

          (6) In the event of your "involuntary termination" following a "change in control", the Supplemental Pension benefit provided for you hereunder shall be paid to you in a single cash lump sum, within 30 days after the date of your "involuntary termination". The amount so payable to you shall be equal to the single lump sum amount that is of Equivalent Actuarial Value to the Supplemental Pension that would have been payable to you at your Normal Retirement Date under Paragraph (1) above if you had remained in the employ of the Corporation or any of its affiliated companies through your Normal Retirement Date at an annual rate of Compensation equal to the annual rate of your Compensation in effect immediately prior to your "involuntary termination" or, if your "involuntary termination" occurs following a reduction of your salary under Paragraph (7)(ii) below, the annual rate of your Compensation in effect immediately prior to such reduction of your salary. For this purpose, the single lump sum amount that is of Equivalent Actuarial Value to your Supplemental Pension shall be determined using the conversion factors that were in effect under the Retirement Plan on July 24, 1990. Notwithstanding the foregoing, the amount so payable to you under this Paragraph (6) shall be subject to reduction as required under the "excess Parachute payment cutback" provisions of Section 7(c) of the 1990 Change in Control and Severance Policy for Top Tier Officers of United States Trust Company of New York and Affiliated Companies.

          (7) The term "involuntary termination" as used in the Agreement means the termination of your employment with the Corporation or any of its affiliated companies (i) by the Corporation or any of its affiliated companies or (ii) by you after any reduction in your salary, any change in location of your place of employment to a location outside the Borough of Manhattan without your consent, a material decrease in your responsibilities with respect to the business of the Corporation or any of its affiliated companies, or any other material adverse change in the conditions of your employment by the Corporation or any of its affiliated companies.

          (8) The term "change in control" as used in the Agreement means that:

          (A)  20% or more of the common shares of the
Corporation has been acquired by any person (as defined by Section 3 (a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation;

          (B) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving corporation is held by persons other than former shareholders of the Corporation; or

          (C)  20% or more of the directors elected by
shareholders to the Board of Directors of the Corporation are persons who were not nominated in the most recent proxy statement of the Corporation.

          (9) Notwithstanding any other provision of the Agreement, no amounts shall become payable pursuant to Paragraph 6 above to the extent that the Board of Directors otherwise directs by resolution adopted prior to the change in control, or not later than 45 days after the change in control (if the percentage of common shares acquired or directors appointed under
(A) or (C) of the definition of change in control shall be at least 20% but less than 25%). Any resolution of the Board of Directors adopted in accordance with the provisions of this Paragraph directing that such amounts not become payable may be rescinded or countermanded at any time with or without retroactive effect. Notwithstanding the foregoing, any resolution of the Board of Directors directing that amounts otherwise payable under Paragraph 6 above shall not become payable, and any resolution of the Board of Directors rescinding or countermanding any such resolution, shall be given effect for purposes of this Agreement only if, at the time the Board of Directors adopts such resolution or rescinding resolution, it also adopts, or has previously adopted, a similar resolution with respect to the Change in Control Benefits payable to participants under each other Change in Control Plan maintained by the Corporation or any of its affiliated companies. For this purpose, the terms "Change in Control Benefits" and "Change in Control Plans" shall have the same meaning as assigned to such terms under the 1990 Change in

Control and Severance Policy for Top Tier Officers of United
States Trust Company of New York and Affiliated Companies.

          (10) In the event of a change in control, all powers of the Committee under the Agreement shall thereafter be exercised solely by the Committee as it was constituted immediately prior to the change in control.

          (11)  The determination of the amount of the
Supplemental Pension payable and of the amount of all benefit offsets described herein shall be made by the Committee in its sole discretion and any determination or interpretation of the Committee shall be final, binding and conclusive on all persons. You shall furnish, or take whatever steps are necessary to permit you to furnish, the Committee with all information that is reasonably requested by it to enable it to make such determination. Except as otherwise provided in Paragraph 6, if, notwithstanding any election that you might have made, payment of any benefit offsets described in Paragraph 1 could not have commenced on the date payment of your Supplemental Pension under Paragraph 1 is to commence, such benefit offsets shall be taken into account on the earliest date on which payment of such benefit offsets could have commenced.

          (12) All Supplemental Pension payments shall be paid in cash from the general funds of the Corporation, and no special or separate fund shall be established, and no segregation of assets shall be made, to assure payment of such Supplemental Pension. You shall have the status of a general unsecured creditor of the Corporation with respect to your right to receive any payment under the Agreement. The Agreement shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Agreement be treated as unfunded for tax purposes, as well as for purposes of Title I of ERISA. Nothing in the Agreement shall preclude the Corporation from establishing and funding a "rabbi trust" to provide for the payment of benefits under the Agreement.

          (13) No Supplemental Pension payable under the Agreement shall be deemed salary or other compensation to you for the purpose of computing benefits to which you may be entitled under the Retirement Plan, the Employees' Profit-Sharing Plan or any other plan or arrangement maintained by the Corporation or any of its affiliated companies for the benefit of its employees.

          (14) The Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns and you, your designees and your estate. Your rights to payments under the Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, incumbrance, attachment, or garnishment by your creditors or those of your Beneficiary.

          (15) The Agreement is not an employment agreement and nothing contained herein shall give you any right or claim to be retained in the employ of the Corporation or any of its affiliated companies, or shall obligate the Corporation or any of its affiliated companies to continue your employment.

          (16) The Corporation may withhold from any Supple-mental Pension or other Payments otherwise required to be made under the Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

          (17) The Agreement supersedes and replaces all prior agreements between you and the Corporation and any of its affiliated companies with respect to the subject matter hereof. I have been authorized to executive the Agreement on behalf of the Corporation. Please acknowledge your agreement to be bound by the terms and conditions of the Agreement by signing the enclosed copy of the Agreement and returning it to me.



__________________________________
     Philip L. Smith, Chairman
Compensation and Benefits Committee



Acknowledged and Agreed to the

________ day of _____________ 1994


____________________________________

             [letterhead of U.S. Trust Corporation]




January 25, 1994

Mr. Donald M. Roberts
#10 Gracie Square
New York, NY  10028

Dear Don:

The purpose of this letter is to amend and restate the letter agreement between you and United States Trust Company of New York (the "Trust Company") dated May 26, 1992 (the "Prior Agreement"), which sets forth the terms and conditions under which you were to be provided a supplemental retirement benefit (the "Supplemental Pension") to reflect U.S. Trust Corporation's (the "Corpor-ation's") assumption of, and becoming solely responsible for, all liabilities and obligations of the Trust Company with respect to the Supplemental Pension and changes in certain other provisions of the Prior Agreement.

Upon your acknowledgment of and agreement to this Amendment and Restatement as provided on the last page hereof, this letter agreement (the "Agreement") shall supersede and replace, in its entirety, the prior agreement, and the Supplemental Pension shall be provided on the terms and conditions set forth below. All capitalized terms not otherwise defined herein shall have the same meaning as is given to them in the Employees' Retirement Plan of United States Trust Company of New York and Affiliated Companies (the "Retirement Plan").

          (1) The Supplemental Pension shall be equal to the Pension that you would have been entitled to receive under the Retirement Plan upon retirement on your Normal Retirement Date calculated as if:

          (A) you had been a Member of the Retirement Plan for an uninterrupted period beginning on September 1, 1975 (the
"Starting Date"), and ending on September 1, 2000 (your "Normal
Retirement Date");

          (B)  your Credited Service in fact equalled 25 units;

          (C) the provisions of Sections 401 (a)(17) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Maximum Pension Limitations of Paragraph G of Article VII (or any successor provision) of the Retirement Plan were inapplicable; and

          (D) you had elected, with the consent of your spouse to the extent required by the terms of the Retirement Plan or applicable law, the normal form of Pension payable to a retired Member only during his lifetime pursuant to Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan; such amount to be reduced (but not below zero) by the sum of the annual amounts that you are in fact entitled to receive on your retirement on your Normal Retirement Date (i) from the Retirement Plan, (ii) from the Benefit Equalization Plan of U.S. Trust Corporation or any similar pension or executive benefit plan of the Corporation or any of its affiliated companies (all such plans are hereinafter collectively referred to as the "Benefit Equalization Plan") to the extent that any such amount is attributable to the Retirement Plan, and (iii) from any qualified defined benefit plan in which you participated during any previous employment (the "Prior Plans"). For purposes of determining the amount of the reduction required under the preceding sentence, if any amount described in clause (i), (ii) or (iii) thereof, is not in fact payable in the same form as specified in Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, such amount shall be converted into an amount that is of Equivalent Actuarial Value (as defined in the Retirement Plan) to such amount if such amount were payable in the form specified in Option 4.

          (2) Notwithstanding the method of calculation described above, you may elect, with the consent of the Compensation and Benefit Committee of the Board of Directors (the "Committee"), to have such amount paid on an actuarially equivalent basis under any of the optional forms of Pension then available under Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, using the same factors as are prescribed under the Retirement Plan for determining actuarial equivalence. Any such election must be made at least two years prior to your Normal Retirement Date.

          (3) Except as provided in Paragraph 5 below, the Supplemental Pension shall not be payable to you prior to your Normal Retirement Date or, if later, the effective date of your termination of employment with the Corporation or any of its affiliated companies.

          (4) Notwithstanding any other provision of the Agreement, no Supplemental Pension shall be payable hereunder except as provided in Paragraphs 5 and 6 below if prior to your Normal Retirement Date your employment with the Corporation or any of its affiliated companies is terminated for any reason other than disability.

          (5)  In the event of your death prior to the
commencement of the Supplemental Pension, while you are employed by the Corporation or any of its affiliated companies and a Member of the Retirement Plan, there shall be paid to your surviving spouse (if any) an amount equal to (A) the Spouse's Preretirement Survivorship Pension which would have been paid to your surviving spouse, based on 25 Units of Credited Service, if you (i) had satisfied the Retirement Plan's requirements for payment of a Spouse's Preretirement Survivorship Pension, (ii) had been a Member of the Retirement Plan for an uninterrupted period beginning on the Starting Date and ending on the date of your death or, if your date of death is on or after the date of a "change in control," ending on the date which would have been your Normal Retirement Date if you had not died and had remained in the employ of the Corporation or any of its affiliated companies until your Normal Retirement Date, and (iii) had not waived such coverage, reduced (but not below zero) by (B) the sum of any amounts actually payable to your surviving spouse under
(i) the Retirement Plan, (ii) the Benefit Equalization Plan and
(iii) the Prior Plans, or, if greater, by (C) the sum of any amounts which would have been payable under the plans referred to in clause (B) if you had not waived any preretirement survivor benefit under such plans and, with regard to the Prior Plans, you had elected a 50 percent joint and survivor annuity. The amount so payable to your surviving spouse under this Paragraph 5 shall be paid to her in the same form as the Spouse's Preretirement Survivorship Pension is payable to her under the Retirement Plan, with payments commencing at the earliest date as of which she could elect under the Retirement Plan to receive the Spouse's Preretirement Survivorship Pension, whether or not she makes any such election. If any amount payable to your surviving spouse under any plan referred to in clause (B) hereof is to be paid in a form, or if payment of such amount is to commence at a date, other than the form or commencement date applicable to the payments to be made to your surviving spouse under this Paragraph 5, the reduction required under clause (B) or clause (C) hereof with respect to the amount so payable shall be determined by converting such amount to an amount that is of Equivalent Actuarial Value to the amount that would be payable to your surviving spouse under such plan if payment thereof were to be made in the same form, and were to commence as of the same date, as the form and commencement date specified herein for the payments that are to be made to your surviving spouse pursuant to this Paragraph 5.

          (6) In the event of your "involuntary termination" following a "change in control", the Supplemental Pension benefit provided for you hereunder shall be paid to you in a single cash lump sum, within 30 days after the date of your "involuntary termination". The amount so payable to you shall be equal to the single lump sum amount that is of Equivalent Actuarial Value to the Supplemental Pension that would have been payable to you at your Normal Retirement Date under Paragraph (1) above if you had remained in the employ of the Corporation or any of its affiliated companies through your Normal Retirement Date at an annual rate of Compensation equal to the annual rate of your Compensation in effect immediately prior to your "involuntary termination" or, if your "involuntary termination" occurs following a reduction of your salary under Paragraph (7)(ii) below, the annual rate of your Compensation in effect immediately prior to such reduction of your salary. For this purpose, the single lump sum amount that is of Equivalent Actuarial Value to your Supplemental Pension shall be determined using the conversion factors that were in effect under the Retirement Plan on July 24, 1990. Notwithstanding the foregoing, the amount so payable to you under this Paragraph (6) shall be subject to reduction as required under the "excess Parachute payment cutback" provisions of Section 7(c) of the 1990 Change in Control and Severance Policy for Top Tier Officers of United States Trust Company of New York and Affiliated Companies.

          (7) The term "involuntary termination" as used in the Agreement means the termination of your employment with the Corporation or any of its affiliated companies (i) by the Corporation or any of its affiliated companies or (ii) by you after any reduction in your salary, any change in location of your place of employment to a location outside the Borough of Manhattan without your consent, a material decrease in your responsibilities with respect to the business of the Corporation or any of its affiliated companies, or any other material adverse change in the conditions of your employment by the Corporation or any of its affiliated companies.

          (8) The term "change in control" as used in the Agreement means that:

          (A)  20% or more of the common shares of the
Corporation has been acquired by any person (as defined by Section 3 (a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation;

          (B) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving corporation is held by persons other than former shareholders of the Corporation; or

          (C)  20% or more of the directors elected by
shareholders to the Board of Directors of the Corporation are persons who were not nominated in the most recent proxy statement of the Corporation.

          (9) Notwithstanding any other provision of the Agreement, no amounts shall become payable pursuant to Paragraph 6 above to the extent that the Board of Directors otherwise directs by resolution adopted prior to the change in control, or not later than 45 days after the change in control (if the percentage of common shares acquired or directors appointed under
(A) or (C) of the definition of change in control shall be at least 20% but less than 25%). Any resolution of the Board of Directors adopted in accordance with the provisions of this Paragraph directing that such amounts not become payable may be rescinded or countermanded at any time with or without retroactive effect. Notwithstanding the foregoing, any resolution of the Board of Directors directing that amounts otherwise payable under Paragraph 6 above shall not become payable, and any resolution of the Board of Directors rescinding or countermanding any such resolution, shall be given effect for purposes of this Agreement only if, at the time the Board of Directors adopts such resolution or rescinding resolution, it also adopts, or has previously adopted, a similar resolution with respect to the Change in Control Benefits payable to participants under each other Change in Control Plan maintained by the Corporation or any of its affiliated companies. For this purpose, the terms "Change in Control Benefits" and "Change in Control Plans" shall have the same meaning as assigned to such terms under the 1990 Change in Control and Severance Policy for Top Tier Officers of United States Trust Company of New York and Affiliated Companies.

          (10) In the event of a change in control, all powers of the Committee under the Agreement shall thereafter be exercised solely by the Committee as it was constituted immediately prior to the change in control.

          (11)  The determination of the amount of the
Supplemental Pension payable and of the amount of all benefit offsets described herein shall be made by the Committee in its sole discretion and any determination or interpretation of the Committee shall be final, binding and conclusive on all persons. You shall furnish, or take whatever steps are necessary to permit you to furnish, the Committee with all information that is reasonably requested by it to enable it to make such determination. Except as otherwise provided in Paragraph 6, if, notwithstanding any election that you might have made, payment of any benefit offsets described in Paragraph 1 could not have commenced on the date payment of your Supplemental Pension under Paragraph 1 is to commence, such benefit offsets shall be taken into account on the earliest date on which payment of such benefit offsets could have commenced.

          (12) All Supplemental Pension payments shall be paid in cash from the general funds of the Corporation, and no special or separate fund shall be established, and no segregation of assets shall be made, to assure payment of such Supplemental Pension. You shall have the status of a general unsecured creditor of the Corporation with respect to your right to receive any payment under the Agreement. The Agreement shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Agreement be treated as unfunded for tax purposes, as well as for purposes of Title I of ERISA. Nothing in the Agreement shall preclude the Corporation from establishing and funding a "rabbi trust" to provide for the payment of benefits under the Agreement.

          (13) No Supplemental Pension payable under the Agreement shall be deemed salary or other compensation to you for the purpose of computing benefits to which you may be entitled under the Retirement Plan, the Employees' Profit-Sharing Plan or any other plan or arrangement maintained by the Corporation or any of its affiliated companies for the benefit of its employees.

          (14) The Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns and you, your designees and your estate. Your rights to payments under the Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, incumbrance, attachment, or garnishment by your creditors or those of your Beneficiary.

          (15) The Agreement is not an employment agreement and nothing contained herein shall give you any right or claim to be retained in the employ of the Corporation or any of its affiliated companies, or shall obligate the Corporation or any of its affiliated companies to continue your employment.

          (16) The Corporation may withhold from any Supple-mental Pension or other Payments otherwise required to be made under the Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

          (17) The Agreement supersedes and replaces all prior agreements between you and the Corporation and any of its affiliated companies with respect to the subject matter hereof.

I have been authorized to executive the Agreement on behalf of the Corporation. Please acknowledge your agreement to be bound by the terms and conditions of the Agreement by signing the enclosed copy of the Agreement and returning it to me.



__________________________________
     Philip L. Smith, Chairman
Compensation and Benefits Committee



Acknowledged and Agreed to the

________ day of _____________ 1994


____________________________________

             [letterhead of U.S. Trust Corporation]




January 25, 1994

Mr. Frederick B. Taylor
One Westerleigh Court
Purchase, NY  10577

Dear Fred:

The purpose of this letter is to amend and restate the letter agreement between you and United States Trust Company of New York (the "Trust Company") dated May 26, 1992 (the "Prior Agreement"), which sets forth the terms and conditions under which you were to be provided a supplemental retirement benefit (the "Supplemental Pension") to reflect U.S. Trust Corporation's (the "Corpor-ation's") assumption of, and becoming solely responsible for, all liabilities and obligations of the Trust Company with respect to the Supplemental Pension and changes in certain other provisions of the Prior Agreement.

Upon your acknowledgment of and agreement to this Amendment and Restatement as provided on the last page hereof, this letter agreement (the "Agreement") shall supersede and replace, in its entirety, the prior agreement, and the Supplemental Pension shall be provided on the terms and conditions set forth below. All capitalized terms not otherwise defined herein shall have the same meaning as is given to them in the Employees' Retirement Plan of United States Trust Company of New York and Affiliated Companies (the "Retirement Plan").

          (1) The Supplemental Pension shall be equal to the Pension that you would have been entitled to receive under the Retirement Plan upon retirement on your Normal Retirement Date calculated as if:

          (A) you had been a Member of the Retirement Plan for an uninterrupted period beginning on June 27, 1966 (the "Starting
Date"), and ending on September 1, 2006 (your "Normal Retirement
Date");

          (B) your Credited Service in fact equalled the maximum number of units of Credited Service that could be credited for such uninterrupted period under the Retirement plan as now in effect or, if greater, as in effect on the date of your termination ("Maximum Units of Service");

          (C) the provisions of Sections 401 (a)(17) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Maximum Pension Limitations of Paragraph G of Article VII (or any successor provision) of the Retirement Plan were inapplicable; and

          (D) you had elected, with the consent of your spouse to the extent required by the terms of the Retirement Plan or applicable law, the normal form of Pension payable to a retired Member only during his lifetime pursuant to Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan; such amount to be reduced (but not below zero) by the sum of the annual amounts that you are in fact entitled to receive on your retirement on your Normal Retirement Date (i) from the Retirement Plan, (ii) from the Benefit Equalization Plan of U.S. Trust Corporation or any similar pension or executive benefit plan of the Corporation or any of its affiliated companies (all such plans are hereinafter collectively referred to as the "Benefit Equalization Plan") to the extent that any such amount is attributable to the Retirement Plan, and (iii) from any qualified defined benefit plan in which you participated during any previous employment (the "Prior Plans"). For purposes of determining the amount of the reduction required under the preceding sentence, if any amount described in clause (i), (ii) or (iii) thereof, is not in fact payable in the same form as specified in Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, such amount shall be converted into an amount that is of Equivalent Actuarial Value (as defined in the Retirement Plan) to such amount if such amount were payable in the form specified in Option 4.

          (2) Notwithstanding the method of calculation described above, you may elect, with the consent of the Compensation and Benefit Committee of the Board of Directors (the "Committee"), to have such amount paid on an actuarially equivalent basis under any of the optional forms of Pension then available under Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, using the same factors as are prescribed under the Retirement Plan for determining actuarial equivalence. Any such election must be made at least two years prior to your Normal Retirement Date.

          (3) Except as provided in Paragraph 5 below, the Supplemental Pension shall not be payable to you prior to your Normal Retirement Date or, if later, the effective date of your termination of employment with the Corporation or any of its affiliated companies.

          (4) Notwithstanding any other provision of the Agreement, no Supplemental Pension shall be payable hereunder except as provided in Paragraphs 5 and 6 below if prior to your Normal Retirement Date your employment with the Corporation or any of its affiliated companies is terminated for any reason other than disability.

          (5)  In the event of your death prior to the
commencement of the Supplemental Pension, while you are employed by the Corporation or any of its affiliated companies and a Member of the Retirement Plan, there shall be paid to your surviving spouse (if any) an amount equal to (A) the Spouse's Preretirement Survivorship Pension which would have been paid to your surviving spouse, based on your Maximum Units of Service, if you (i) had satisfied the Retirement Plan's requirements for payment of a Spouse's Preretirement Survivorship Pension, (ii) had been a Member of the Retirement Plan for an uninterrupted period beginning on the Starting Date and ending on the date of your death or, if your date of death is on or after the date of a "change in control," ending on the date which would have been your Normal Retirement Date if you had not died and had remained in the employ of the Corporation or any of its affiliated companies until your Normal Retirement Date, and (iii) had not waived such coverage, reduced (but not below zero) by (B) the sum of any amounts actually payable to your surviving spouse under
(i) the Retirement Plan, (ii) the Benefit Equalization Plan and
(iii) the Prior Plans, or, if greater, by (C) the sum of any amounts which would have been payable under the plans referred to in clause (B) if you had not waived any preretirement survivor benefit under such plans and, with regard to the Prior Plans, you had elected a 50 percent joint and survivor annuity. The amount so payable to your surviving spouse under this Paragraph 5 shall be paid to her in the same form as the Spouse's Preretirement Survivorship Pension is payable to her under the Retirement Plan, with payments commencing at the earliest date as of which she could elect under the Retirement Plan to receive the Spouse's Preretirement Survivorship Pension, whether or not she makes any such election. If any amount payable to your surviving spouse under any plan referred to in clause (B) hereof is to be paid in a form, or if payment of such amount is to commence at a date, other than the form or commencement date applicable to the payments to be made to your surviving spouse under this Paragraph 5, the reduction required under clause (B) or clause (C) hereof with respect to the amount so payable shall be determined by converting such amount to an amount that is of Equivalent Actuarial Value to the amount that would be payable to your surviving spouse under such plan if payment thereof were to be made in the same form, and were to commence as of the same date, as the form and commencement date specified herein for the payments that are to be made to your surviving spouse pursuant to this Paragraph 5.

          (6) In the event of your "involuntary termination" following a "change in control", the Supplemental Pension benefit provided for you hereunder shall be paid to you in a single cash lump sum, within 30 days after the date of your "involuntary termination". The amount so payable to you shall be equal to the single lump sum amount that is of Equivalent Actuarial Value to the Supplemental Pension that would have been payable to you at your Normal Retirement Date under Paragraph (1) above if you had remained in the employ of the Corporation or any of its affiliated companies through your Normal Retirement Date at an annual rate of Compensation equal to the annual rate of your Compensation in effect immediately prior to your "involuntary termination" or, if your "involuntary termination" occurs following a reduction of your salary under Paragraph (7)(ii) below, the annual rate of your Compensation in effect immediately prior to such reduction of your salary. For this purpose, the single lump sum amount that is of Equivalent Actuarial Value to your Supplemental Pension shall be determined using the conversion factors that were in effect under the Retirement Plan on July 24, 1990. Notwithstanding the foregoing, the amount so payable to you under this Paragraph (6) shall be subject to reduction as required under the "excess Parachute payment cutback" provisions of Section 7(c) of the 1990 Change in Control and Severance Policy for Top Tier Officers of United States Trust Company of New York and Affiliated Companies.

          (7) The term "involuntary termination" as used in the Agreement means the termination of your employment with the Corporation or any of its affiliated companies (i) by the Corporation or any of its affiliated companies or (ii) by you after any reduction in your salary, any change in location of your place of employment to a location outside the Borough of Manhattan without your consent, a material decrease in your responsibilities with respect to the business of the Corporation or any of its affiliated companies, or any other material adverse change in the conditions of your employment by the Corporation or any of its affiliated companies.

          (8) The term "change in control" as used in the Agreement means that:

          (A)  20% or more of the common shares of the
Corporation has been acquired by any person (as defined by Section 3 (a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation;

          (B) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving corporation is held by persons other than former shareholders of the Corporation; or

          (C)  20% or more of the directors elected by
shareholders to the Board of Directors of the Corporation are persons who were not nominated in the most recent proxy statement of the Corporation.

          (9) Notwithstanding any other provision of the Agreement, no amounts shall become payable pursuant to Paragraph 6 above to the extent that the Board of Directors otherwise directs by resolution adopted prior to the change in control, or not later than 45 days after the change in control (if the percentage of common shares acquired or directors appointed under
(A) or (C) of the definition of change in control shall be at least 20% but less than 25%). Any resolution of the Board of Directors adopted in accordance with the provisions of this Paragraph directing that such amounts not become payable may be rescinded or countermanded at any time with or without retroactive effect. Notwithstanding the foregoing, any resolution of the Board of Directors directing that amounts otherwise payable under Paragraph 6 above shall not become payable, and any resolution of the Board of Directors rescinding or countermanding any such resolution, shall be given effect for purposes of this Agreement only if, at the time the Board of Directors adopts such resolution or rescinding resolution, it also adopts, or has previously adopted, a similar resolution with respect to the Change in Control Benefits payable to participants under each other Change in Control Plan maintained by the Corporation or any of its affiliated companies. For this purpose, the terms "Change in Control Benefits" and "Change in Control Plans" shall have the same meaning as assigned to such terms under the 1990 Change in

Control and Severance Policy for Top Tier Officers of United
States Trust Company of New York and Affiliated Companies.

          (10) In the event of a change in control, all powers of the Committee under the Agreement shall thereafter be exercised solely by the Committee as it was constituted immediately prior to the change in control.

          (11)  The determination of the amount of the
Supplemental Pension payable and of the amount of all benefit offsets described herein shall be made by the Committee in its sole discretion and any determination or interpretation of the Committee shall be final, binding and conclusive on all persons. You shall furnish, or take whatever steps are necessary to permit you to furnish, the Committee with all information that is reasonably requested by it to enable it to make such determination. Except as otherwise provided in Paragraph 6, if, notwithstanding any election that you might have made, payment of any benefit offsets described in Paragraph 1 could not have commenced on the date payment of your Supplemental Pension under Paragraph 1 is to commence, such benefit offsets shall be taken into account on the earliest date on which payment of such benefit offsets could have commenced.

          (12) All Supplemental Pension payments shall be paid in cash from the general funds of the Corporation, and no special or separate fund shall be established, and no segregation of assets shall be made, to assure payment of such Supplemental Pension. You shall have the status of a general unsecured creditor of the Corporation with respect to your right to receive any payment under the Agreement. The Agreement shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Agreement be treated as unfunded for tax purposes, as well as for purposes of Title I of ERISA. Nothing in the Agreement shall preclude the Corporation from establishing and funding a "rabbi trust" to provide for the payment of benefits under the Agreement.

          (13) No Supplemental Pension payable under the Agreement shall be deemed salary or other compensation to you for the purpose of computing benefits to which you may be entitled under the Retirement Plan, the Employees' Profit-Sharing Plan or any other plan or arrangement maintained by the Corporation or any of its affiliated companies for the benefit of its employees.

          (14) The Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns and you, your designees and your estate. Your rights to payments under the Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, incumbrance, attachment, or garnishment by your creditors or those of your Beneficiary.

          (15) The Agreement is not an employment agreement and nothing contained herein shall give you any right or claim to be retained in the employ of the Corporation or any of its affiliated companies, or shall obligate the Corporation or any of its affiliated companies to continue your employment.

          (16) The Corporation may withhold from any Supple-mental Pension or other Payments otherwise required to be made under the Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

          (17) The Agreement supersedes and replaces all prior agreements between you and the Corporation and any of its affiliated companies with respect to the subject matter hereof.

I have been authorized to executive the Agreement on behalf of the Corporation. Please acknowledge your agreement to be bound by the terms and conditions of the Agreement by signing the enclosed copy of the Agreement and returning it to me.



__________________________________
     Philip L. Smith, Chairman
Compensation and Benefits Committee



Acknowledged and Agreed to the

________ day of _____________ 1994


____________________________________

             [letterhead of U.S. Trust Corporation]




January 25, 1994

Mr. Frederick S. Wonham
238 June Road
Stamford, Connecticut  06903

Dear Fred:

The purpose of this letter is to amend and restate the letter agreement between you and United States Trust Company of New York (the "Trust Company") dated May 26, 1992 (the "Prior Agreement"), which sets forth the terms and conditions under which you were to be provided a supplemental retirement benefit (the "Supplemental Pension") to reflect U.S. Trust Corporation's (the "Corpor-ation's") assumption of, and becoming solely responsible for, all liabilities and obligations of the Trust Company with respect to the Supplemental Pension and changes in certain other provisions of the Prior Agreement.

Upon your acknowledgment of and agreement to this Amendment and Restatement as provided on the last page hereof, this letter agreement (the "Agreement") shall supersede and replace, in its entirety, the prior agreement, and the Supplemental Pension shall be provided on the terms and conditions set forth below. All capitalized terms not otherwise defined herein shall have the same meaning as is given to them in the Employees' Retirement Plan of United States Trust Company of New York and Affiliated Companies (the "Retirement Plan").

          (1) The Supplemental Pension shall be equal to the Pension that you would have been entitled to receive under the Retirement Plan upon retirement on your Normal Retirement Date calculated as if:

          (A) you had been a Member of the Retirement Plan for an uninterrupted period beginning on May 1, 1971 (the "Starting
Date"), and ending on May 1, 1996 (your "Normal Retirement
Date");

          (B)  your Credited Service in fact equalled 25 units;



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          (C)  the provisions of Sections 401 (a)(17) and 415 of
the Internal Revenue Code of 1986, as amended (the "Code"), and the Maximum Pension Limitations of Paragraph G of Article VII (or any successor provision) of the Retirement Plan were inapplicable; and

          (D) you had elected, with the consent of your spouse to the extent required by the terms of the Retirement Plan or applicable law, the normal form of Pension payable to a retired Member only during his lifetime pursuant to Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan; such amount to be reduced (but not below zero) by the sum of the annual amounts that you are in fact entitled to receive on your retirement on your Normal Retirement Date (i) from the Retirement Plan, (ii) from the Benefit Equalization Plan of U.S. Trust Corporation or any similar pension or executive benefit plan of the Corporation or any of its affiliated companies (all such plans are hereinafter collectively referred to as the "Benefit Equalization Plan") to the extent that any such amount is attributable to the Retirement Plan, and (iii) from any qualified defined benefit plan in which you participated during any previous employment (the "Prior Plans"). For purposes of determining the amount of the reduction required under the preceding sentence, if any amount described in clause (i), (ii) or (iii) thereof, is not in fact payable in the same form as specified in Option 4 of Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, such amount shall be converted into an amount that is of Equivalent Actuarial Value (as defined in the Retirement Plan) to such amount if such amount were payable in the form specified in Option 4.

          (2) Notwithstanding the method of calculation described above, you may elect, with the consent of the Compensation and Benefit Committee of the Board of Directors (the "Committee"), to have such amount paid on an actuarially equivalent basis under any of the optional forms of Pension then available under Paragraph D of Article VIII (or any successor provision) of the Retirement Plan, using the same factors as are prescribed under the Retirement Plan for determining actuarial equivalence. Any such election must be made at least two years prior to your Normal Retirement Date.

          (3) Except as provided in Paragraph 5 below, the Supplemental Pension shall not be payable to you prior to your Normal Retirement Date or, if later, the effective date of your termination of employment with the Corporation or any of its


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affiliated companies.

          (4) Notwithstanding any other provision of the Agreement, no Supplemental Pension shall be payable hereunder except as provided in Paragraphs 5 and 6 below if prior to your Normal Retirement Date your employment with the Corporation or any of its affiliated companies is terminated for any reason other than disability.

          (5)  In the event of your death prior to the
commencement of the Supplemental Pension, while you are employed by the Corporation or any of its affiliated companies and a Member of the Retirement Plan, there shall be paid to your surviving spouse (if any) an amount equal to (A) the Spouse's Preretirement Survivorship Pension which would have been paid to your surviving spouse, based on 25 Units of Credited Service, if you (i) had satisfied the Retirement Plan's requirements for payment of a Spouse's Preretirement Survivorship Pension, (ii) had been a Member of the Retirement Plan for an uninterrupted period beginning on the Starting Date and ending on the date of your death or, if your date of death is on or after the date of a "change in control," ending on the date which would have been your Normal Retirement Date if you had not died and had remained in the employ of the Corporation or any of its affiliated companies until your Normal Retirement Date, and (iii) had not waived such coverage, reduced (but not below zero) by (B) the sum of any amounts actually payable to your surviving spouse under
(i) the Retirement Plan, (ii) the Benefit Equalization Plan and
(iii) the Prior Plans, or, if greater, by (C) the sum of any amounts which would have been payable under the plans referred to in clause (B) if you had not waived any preretirement survivor benefit under such plans and, with regard to the Prior Plans, you had elected a 50 percent joint and survivor annuity. The amount so payable to your surviving spouse under this Paragraph 5 shall be paid to her in the same form as the Spouse's Preretirement Survivorship Pension is payable to her under the Retirement Plan, with payments commencing at the earliest date as of which she could elect under the Retirement Plan to receive the Spouse's Preretirement Survivorship Pension, whether or not she makes any such election. If any amount payable to your surviving spouse under any plan referred to in clause (B) hereof is to be paid in a form, or if payment of such amount is to commence at a date, other than the form or commencement date applicable to the payments to be made to your surviving spouse under this Paragraph 5, the reduction required under clause (B) or clause (C) hereof with respect to the amount so payable shall be determined by


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converting such amount to an amount that is of Equivalent
Actuarial Value to the amount that would be payable to your surviving spouse under such plan if payment thereof were to be made in the same form, and were to commence as of the same date, as the form and commencement date specified herein for the payments that are to be made to your surviving spouse pursuant to this Paragraph 5.

          (6) In the event of your "involuntary termination" following a "change in control", the Supplemental Pension benefit provided for you hereunder shall be paid to you in a single cash lump sum, within 30 days after the date of your "involuntary termination". The amount so payable to you shall be equal to the single lump sum amount that is of Equivalent Actuarial Value to the Supplemental Pension that would have been payable to you at your Normal Retirement Date under Paragraph (1) above if you had remained in the employ of the Corporation or any of its affiliated companies through your Normal Retirement Date at an annual rate of Compensation equal to the annual rate of your Compensation in effect immediately prior to your "involuntary termination" or, if your "involuntary termination" occurs following a reduction of your salary under Paragraph (7)(ii) below, the annual rate of your Compensation in effect immediately prior to such reduction of your salary. For this purpose, the single lump sum amount that is of Equivalent Actuarial Value to your Supplemental Pension shall be determined using the conversion factors that were in effect under the Retirement Plan on July 24, 1990. Notwithstanding the foregoing, the amount so payable to you under this Paragraph (6) shall be subject to reduction as required under the "excess Parachute payment cutback" provisions of Section 7(c) of the 1990 Change in Control and Severance Policy for Top Tier Officers of United States Trust Company of New York and Affiliated Companies.

          (7) The term "involuntary termination" as used in the Agreement means the termination of your employment with the Corporation or any of its affiliated companies (i) by the Corporation or any of its affiliated companies or (ii) by you after any reduction in your salary, any change in location of your place of employment to a location outside the Borough of Manhattan without your consent, a material decrease in your responsibilities with respect to the business of the Corporation or any of its affiliated companies, or any other material adverse change in the conditions of your employment by the Corporation or any of its affiliated companies.



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          (8)  The term "change in control" as used in the
Agreement means that:

          (A)  20% or more of the common shares of the
Corporation has been acquired by any person (as defined by Section 3 (a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation;

          (B) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving corporation is held by persons other than former shareholders of the Corporation; or

          (C)  20% or more of the directors elected by
shareholders to the Board of Directors of the Corporation are persons who were not nominated in the most recent proxy statement of the Corporation.

          (9) Notwithstanding any other provision of the Agreement, no amounts shall become payable pursuant to Paragraph 6 above to the extent that the Board of Directors otherwise directs by resolution adopted prior to the change in control, or not later than 45 days after the change in control (if the percentage of common shares acquired or directors appointed under
(A) or (C) of the definition of change in control shall be at least 20% but less than 25%). Any resolution of the Board of Directors adopted in accordance with the provisions of this Paragraph directing that such amounts not become payable may be rescinded or countermanded at any time with or without retroactive effect. Notwithstanding the foregoing, any resolution of the Board of Directors directing that amounts otherwise payable under Paragraph 6 above shall not become payable, and any resolution of the Board of Directors rescinding or countermanding any such resolution, shall be given effect for purposes of this Agreement only if, at the time the Board of Directors adopts such resolution or rescinding resolution, it also adopts, or has previously adopted, a similar resolution with respect to the Change in Control Benefits payable to participants under each other Change in Control Plan maintained by the Corporation or any of its affiliated companies. For this purpose, the terms "Change in Control Benefits" and "Change in Control Plans" shall have the same meaning as assigned to such terms under the 1990 Change in Control and Severance Policy for Top Tier Officers of United States Trust Company of New York and Affiliated Companies.

          (10)  In the event of a change in control, all powers


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of the Committee under the Agreement shall thereafter be
exercised solely by the Committee as it was constituted immediately prior to the change in control.

          (11)  The determination of the amount of the
Supplemental Pension payable and of the amount of all benefit offsets described herein shall be made by the Committee in its sole discretion and any determination or interpretation of the Committee shall be final, binding and conclusive on all persons. You shall furnish, or take whatever steps are necessary to permit you to furnish, the Committee with all information that is reasonably requested by it to enable it to make such determination. Except as otherwise provided in Paragraph 6, if, notwithstanding any election that you might have made, payment of any benefit offsets described in Paragraph 1 could not have commenced on the date payment of your Supplemental Pension under Paragraph 1 is to commence, such benefit offsets shall be taken into account on the earliest date on which payment of such benefit offsets could have commenced.

          (12) All Supplemental Pension payments shall be paid in cash from the general funds of the Corporation, and no special or separate fund shall be established, and no segregation of assets shall be made, to assure payment of such Supplemental Pension. You shall have the status of a general unsecured creditor of the Corporation with respect to your right to receive any payment under the Agreement. The Agreement shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Agreement be treated as unfunded for tax purposes, as well as for purposes of Title I of ERISA. Nothing in the Agreement shall preclude the Corporation from establishing and funding a "rabbi trust" to provide for the payment of benefits under the Agreement.

          (13) No Supplemental Pension payable under the Agreement shall be deemed salary or other compensation to you for the purpose of computing benefits to which you may be entitled under the Retirement Plan, the Employees' Profit-Sharing Plan or any other plan or arrangement maintained by the Corporation or any of its affiliated companies for the benefit of its employees.

          (14) The Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns and you, your designees and your estate. Your rights to payments under the Agreement shall not be subject in any manner to


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anticipation, alienation, sale, transfer, assignment, pledge, incumbrance, attachment, or garnishment by your creditors or those of your Beneficiary.

          (15) The Agreement is not an employment agreement and nothing contained herein shall give you any right or claim to be retained in the employ of the Corporation or any of its affiliated companies, or shall obligate the Corporation or any of its affiliated companies to continue your employment.

          (16) The Corporation may withhold from any Supple-mental Pension or other Payments otherwise required to be made under the Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

          (17) The Agreement supersedes and replaces all prior agreements between you and the Corporation and any of its affiliated companies with respect to the subject matter hereof.

I have been authorized to executive the Agreement on behalf of the Corporation. Please acknowledge your agreement to be bound by the terms and conditions of the Agreement by signing the enclosed copy of the Agreement and returning it to me.



__________________________________
     Philip L. Smith, Chairman
Compensation and Benefits Committee



Acknowledged and Agreed to the

________ day of _____________ 1994


____________________________________







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